LINCOLN NATIONAL BOND FUND, INC.

    SUPPLEMENT DATED SEPTEMBER 30, 2000, TO THE PROSPECTUS DATED MAY 1, 2000


     This supplement describes certain changes to the Prospectus for Lincoln National Bond Fund, Inc. ("fund"). Under the section titled "Investment advisor and portfolio manager" on page B-5, the second paragraph is replaced in its entirety with the following:

     "Effective September 30, 2000, Ryan Brist, Vice President of Lincoln Investment Management, Inc., assumed responsibility for the management of the debt portion of the fund. Prior to joining Lincoln Investment Management, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at Dean Witter Reynolds in New York. Mr.Brist received a bachelor's degree in finance from Indiana University."